                               GUARDIAN PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                                                                     A0101 02/01

PORTFOLIO MANAGERS' COMMENTARY
Neuberger Berman Advisers Management Trust                       January 2, 2001
--------------------------------------------------------------------------------
          Guardian Portfolio
   KEVIN RISEN & RICK WHITE, PORTFOLIO CO-MANAGERS
   The year 2000 was characterized by volatile shifts in market fundamentals and investor sentiment. At the beginning of the year, the economy barreled ahead; corporate earnings generally exceeded consensus estimates; and investors were enthusiastic, especially about technology stocks. By year-end, the economy was decelerating rapidly, companies announced expected earnings disappointments almost daily, and investors grew jittery. Technology became a four-letter word.
   Value investing proved its merit in this challenging market environment. We are pleased to report that the portfolio posted a modest gain of 1.13% in the worst year for the Standard & Poor's 500 since 1974.(1) The portfolio outperformed the S&P 500, which dropped 9.10%, but fell short of the Russell 1000 Value Index, which rose 7.02%.
   Our financial services investments (25.1% of total equity market value as of December 31, 2000) had the most positive impact on portfolio performance this year. Consumer finance companies were particularly good performers in the first half. With the decelerating economy raising concern over consumer credit quality, we have reduced our positions in several consumer finance holdings. We have redeployed some of this capital into regional banks, which should benefit from Federal Reserve rate cuts, a steeper yield curve and better interest rate spreads. We remain committed to dominant financial services franchises that can continue to increase market share and record strong revenue growth.
   Our healthcare investments (11.5% of total equity market value) which included the major drug companies and a large position in a leading healthcare services provider, also contributed to returns. We began buying blue chip pharmaceuticals about eighteen months ago, when valuations were depressed due to a slowdown in new drug introductions and the Clinton Administration's support for capping prescription drug prices. The pharmaceuticals performed quite well this year, especially in the second half as investors gravitated to less economically sensitive sectors. President Bush's election, in our opinion, probably puts the issue of drug price caps to rest and we expect drug company earnings to continue to advance, even in a much slower growth economy.
   Although our commitment to technology (15.8% of total equity market value) has rewarded us generously in recent years, our tech investments gave up substantial ground in 2000. Personal computer manufacturers were among our biggest losers. We did not anticipate demand for PCs drying up so rapidly when the consumer was hit with the double whammy of rising energy prices and falling investment portfolios. We had bought the PC manufacturers because they appeared fundamentally attractive relative to other, much more richly valued tech sectors. Regrettably, they are now even cheaper. We believe that at some point next year, lower interest rates, and if President Bush has his way, lower taxes, should renew consumer confidence and revive the personal computer market.
   Our communications services investments (7.8% of total equity market value) were also a drag on performance. We favored large established companies that appeared to have reasonable valuations. We underestimated both the extent and the speed at which these companies' operating results would be damaged by price competition in legacy businesses, most notably long distance wireline services. As we enter the new year, we feel that current valuations more than discount the decay in fundamentals and that a number of these companies will be able to exploit the value of their stronger communications businesses through strategic business reorganizations.
   At year-end, the portfolio contained approximately 70 stocks. Our heaviest weightings are in financial services, technology, health care, and energy (10.8% of total equity market value), in that order. We have significantly less exposure to utilities (4.7% of total equity market value) and economically sensitive sectors such as basic materials, capital goods, and consumer cyclicals (2.8%, 4.2%, and 5.9% of total equity market value, respectively). The portfolio retains its value characteristics with price/earnings, price/book value, and price/cash flow ratios well below the levels of the S&P 500.
   Looking ahead, there is a clear set of positive and negative influences on the market. The negatives are: economic deceleration, decaying operating earnings, reduced consumer confidence, and higher energy costs. The positives are: anticipated Federal Reserve easing, the availability of fiscal tools like tax cuts to help stimulate the economy if necessary, investor pessimism (which could signal a market bottom), and the fact that stocks have already corrected significantly.
   Fed easing is generally followed by a profit recovery for cyclical companies. We expect history to repeat itself this year, and if it does, we will be looking to increase our exposure to economically sensitive stocks.
   In conclusion, we are pleased to have preserved our shareholders' capital in this year's difficult stock market. We believe our value principles will effectively guide us through what may be a challenging investment environment in the year ahead.

Sincerely,

/s/ Kevin Risen                    /s/ Rick White
Kevin Risen                        Rick White
PORTFOLIO CO-MANAGER               PORTFOLIO CO-MANAGER

------------------------
(1)1.13% and 16.24% were the average annual total returns for the 1-year and since inception (11/3/97) periods ended December 31, 2000. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Results are shown on a total return basis and include reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.
   The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Portfolio may invest in many securities not included in this index. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The composition, industries and holdings of the Portfolio are subject to change.
   The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.
   Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Guardian Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              RUSSELL
          GUARDIAN   1000-REGISTERED TRADEMARK-
          PORTFOLIO            VALUE             S&P 500
11/3/97     $10,000                     $10,000  $10,000
12/31/97    $10,520                     $10,747  $10,642
1998        $13,851                     $12,427  $13,683
1999        $15,920                     $13,339  $16,562
2000        $16,100                     $14,275  $15,054

AVERAGE ANNUAL TOTAL RETURN(1)

                                  RUSSELL
              GUARDIAN   1000-REGISTERED TRADEMARK-
              PORTFOLIO           VALUE(2)           S&P 500(2)
1 YEAR           +1.13%                      +7.02%      -9.10%
LIFE OF FUND    +16.24%                     +11.91%     +13.80%

   Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") commenced operations on 11/3/97.

1. "Total Return" includes reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000 -Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and distributions. The Fund may invest in many securities not included in the above-described indices.

Performance data are historical and include changes in share price and reinvestment of dividends and distributions. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges or other expenses imposed by your insurance company's variable annuity or variable life insurance policy. If this performance information included the effect of the insurance charges and other expenses, performance numbers would be lower.

SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------
          Guardian Portfolio

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
                       COMMON STOCKS (81.0%)
AUTOMOTIVE (0.7%)
         40,950        Ford Motor                       $    959,766
                                                        ------------
BANKING (0.5%)
         22,340        First Union Corp.                     621,331
                                                        ------------
BANKING & FINANCIAL (6.7%)
         21,050        Bank of America                       965,669
         92,750        Chase Manhattan                     4,214,328
         63,800        Wells Fargo                         3,552,862
                                                        ------------
                                                           8,732,859
                                                        ------------
CAPITAL GOODS (1.4%)
          8,570        Emerson Electric                      675,423
         44,850        SCI Systems                         1,182,919(2)
                                                        ------------
                                                           1,858,342
                                                        ------------
CHEMICALS (0.5%)
         19,350        Alcoa Inc.                            648,225
                                                        ------------
COMMUNICATIONS (3.0%)
         86,500        AT&T Corp.                          1,497,531
         48,170        NTL Inc.                            1,153,070(2)
         96,069        WorldCom, Inc.                      1,344,966
                                                        ------------
                                                           3,995,567
                                                        ------------
CONSUMER CYCLICALS (4.3%)
         49,450        Carnival Corp.                      1,523,678
         29,389        Costco Wholesale                    1,173,723(2)
         57,200        Gap Inc.                            1,458,600
         57,600        Lear Corp.                          1,429,200(2)
                                                        ------------
                                                           5,585,201
                                                        ------------
CONSUMER GOODS & SERVICES (0.8%)
         21,710        PepsiCo, Inc.                       1,076,002
                                                        ------------
CONSUMER STAPLES (3.3%)
         26,478        Clear Channel Communications        1,282,528(2)
         43,800        Kimberly-Clark                      3,096,222(3)
                                                        ------------
                                                           4,378,750
                                                        ------------
DIVERSIFIED (1.7%)
         18,320        Minnesota Mining &
                       Manufacturing                       2,207,560
                                                        ------------
ENERGY (10.8%)
         23,200        Amerada Hess                        1,695,050
         30,050        Chevron Corp.                       2,537,347
         23,850        Diamond Offshore Drilling             954,000

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
         74,260        Edison International             $  1,160,313
         44,513        Exxon Mobil                         3,869,849
         23,750        Royal Dutch Petroleum-NY
                       Shares                              1,438,359
         18,260        Southern Energy                       516,986(2)
         32,220        The Williams Cos.                   1,286,786
         14,194        Transocean Sedco Forex                652,924
                                                        ------------
                                                          14,111,614
                                                        ------------
FINANCIAL SERVICES (12.6%)
         30,100        Capital One Financial               1,980,957
         73,600        Citigroup Inc.                      3,758,200
         14,990        Goldman Sachs                       1,602,993
         34,800        Household International             1,914,000(3)
         26,500        MetLife, Inc.                         927,500
         31,700        Morgan Stanley Dean Witter          2,512,225
         28,700        Providian Financial                 1,650,250
         32,570        USA Education                       2,214,760
                                                        ------------
                                                          16,560,885
                                                        ------------
FOOD PRODUCTS (1.2%)
         59,200        Kroger Co.                          1,602,100(2)
                                                        ------------
FOREST PRODUCTS & PAPER (1.9%)
         21,490        Georgia-Pacific                       668,876
         35,680        Mead Corp.                          1,119,460
         12,900        Weyerhaeuser Co.                      654,675
                                                        ------------
                                                           2,443,011
                                                        ------------
HEALTH CARE (9.7%)
         52,900        American Home Products              3,361,795
         29,050        Bristol-Myers Squibb                2,147,884
         46,930        Schering-Plough                     2,663,278
         38,850        Wellpoint Health Networks           4,477,462(2)
                                                        ------------
                                                          12,650,419
                                                        ------------
INSURANCE (0.7%)
         10,070        XL Capital                            879,866
                                                        ------------
MEDIA & ENTERTAINMENT (0.9%)
         25,250        Viacom Inc. Class B                 1,180,438(2)
                                                        ------------
OIL & GAS (0.6%)
         15,400        Burlington Resources                  777,700
                                                        ------------
TECHNOLOGY (12.0%)
        134,400        Compaq Computer                     2,022,720
         29,080        Computer Sciences                   1,748,435(2)
         89,070        General Motors Class H              2,048,610(2)
         21,300        IBM                                 1,810,500

Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------

          Guardian Portfolio

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
         39,770        Intel Corp.                      $  1,203,043
         55,900        Lexmark International Group         2,477,069(2)
         50,030        Micron Technology                   1,776,065(2)
         49,300        Microsoft Corp.                     2,138,387(2)
          7,370        Sanmina Corp.                         564,726(2)
                                                        ------------
                                                          15,789,555
                                                        ------------
TELECOMMUNICATIONS (4.9%)
          3,100        American Tower                        117,413(2)
         78,400        AT&T Wireless Group                 1,357,300(2)
         10,560        Crown Castle International            285,780(2)
         56,470        McLeodUSA Inc.                        797,639(2)
         71,330        Motorola, Inc.                      1,444,432
         48,600        Verizon Communications              2,436,075
                                                        ------------
                                                           6,438,639
                                                        ------------
TRANSPORTATION (1.1%)
         21,350        AMR Corp.                             836,653
         12,100        Continental Airlines Class B          624,663(2)
                                                        ------------
                                                           1,461,316
                                                        ------------
UTILITIES, ELECTRIC & GAS (1.7%)
         20,270        Cinergy Corp.                         711,984
         46,690        Southern Co.                        1,552,442
                                                        ------------
                                                           2,264,426
                                                        ------------
                       TOTAL COMMON STOCKS
                       (COST $104,322,971)               106,223,572
                                                        ------------
                       PREFERRED STOCKS (2.2%)
        100,800        News Corp. ADR  (COST
                       $3,214,376)                         2,929,500
                                                        ------------
      PRINCIPAL
       AMOUNT
------------------
                       U.S. GOVERNMENT AGENCY
                       SECURITIES (1.2%)
     $  775,000        Fannie Mae, Discount Notes,
                       6.205% & 6.23%, due 3/15/01           765,240
        754,000        Freddie Mac, Discount Notes,
                       6.14% & 6.15%, due 3/22/01            743,706
                                                        ------------
                       TOTAL U.S. GOVERNMENT AGENCY
                       SECURITIES (COST $1,508,946)        1,508,946
                                                        ------------

      Principal                                            Market
       Amount                                             Value(1)
---------------------                                   ------------
                       CORPORATE COMMERCIAL PAPER
                       (13.7%)
     $3,000,000        General Electric Capital
                       Corp., 6.52%, due 1/3/01         $  2,998,913
      4,000,000        National Australia Funding,
                       6.57%, due 1/3/01                   3,998,540
      5,000,000        American Express Credit Corp.,
                       6.53%, due 1/4/01                   4,997,279
      3,000,000        Prudential Funding Corp.,
                       6.51%, due 1/8/01                   2,996,202
      3,000,000        Washington Gas Light Co.,
                       6.55%, due 1/10/01                  2,995,088
                                                        ------------
                       TOTAL CORPORATE COMMERCIAL
                       PAPER (COST $17,986,022)           17,986,022(4)
                                                        ------------
                       REPURCHASE AGREEMENT (3.3%)
      4,259,000        State Street Bank and Trust
                       Co. Repurchase Agreement,
                       6.35%, due 1/2/01, dated
                       12/29/00, Maturity Value
                       $4,262,005, Collateralized by
                       $4,290,000 Federal Home Loan
                       Banks, 6.315%, due 8/24/01
                       (Collateral Value $4,390,755)
                        (COST $4,259,000)                  4,259,000(4)
                                                        ------------
                       SHORT-TERM INVESTMENTS (1.2%)
      1,563,458        N&B Securities Lending Quality
                       Fund, LLC  (COST $1,563,458)        1,563,458(4)
                                                        ------------
                       TOTAL INVESTMENTS (102.6%)
                       (COST $132,854,773)               134,470,498(5)
                       Liabilities, less cash,
                       receivables and other assets
                       [(2.6%)]                           (3,377,467)
                                                        ------------
                       TOTAL NET ASSETS (100.0%)        $131,093,031
                                                        ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Guardian Portfolio
1) Investments in securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Non-income producing security.
3) The following securities were held in escrow at December 31, 2000, to cover outstanding call options written:

                                                                                              PREMIUM
                                                         SECURITIES AND       MARKET VALUE       ON      MARKET VALUE
ADVISERS MANAGEMENT TRUST                  SHARES           OPTIONS           OF SECURITIES   OPTIONS     OF OPTIONS
----------------------------------------------------------------------------------------------------------------------
                                                     Kimberly-Clark
GUARDIAN PORTFOLIO                          4,000    January 2001 @ 70         $  282,760     $11,379       $11,400
                                                     Household
                                                     International
                                           24,000    January 2001 @ 55          1,320,000      74,278        69,000

4) At cost, which approximates market value.
5) At December 31, 2000, the cost of investments for U.S. Federal income tax purposes was $134,086,910. Gross unrealized appreciation of investments was $13,381,706 and gross unrealized depreciation of investments was $12,998,118, resulting in net unrealized appreciation of $383,588, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Guardian Portfolio

                                                    DECEMBER 31,
                                                        2000
                                                    -------------
ASSETS
      Investments in securities, at market value
       (Cost $132,854,773) (Note A)-see Schedule
       of Investments                               $134,470,498
      Cash                                                   104
      Receivable for securities sold                   3,196,439
      Receivable for Fund shares sold                    835,158
      Dividends and interest receivable                   64,258
      Deferred organization costs (Note A)                 3,456
      Prepaid expenses and other assets                    1,879
                                                    -------------
                                                     138,571,792
                                                    -------------
LIABILITIES
      Payable for securities purchased                 5,456,850
      Payable for collateral on securities loaned
       (Note A)                                        1,563,458
      Payable for variation margin (Note A)              191,100
      Accrued expenses and other payables                 84,027
      Option contracts written, at market value
       (Note A)                                           80,400
      Payable to investment manager (Note B)              57,030
      Payable to administrator -- net (Note B)            34,364
      Payable for Fund shares redeemed                    11,532
                                                    -------------
                                                       7,478,761
                                                    -------------
NET ASSETS at value                                 $131,093,031
                                                    -------------

NET ASSETS consist of:
      Par value                                     $      8,230
      Paid-in capital in excess of par value         121,610,166
      Accumulated undistributed net investment
       income                                            687,271
      Accumulated net realized gains on
       investments                                     8,024,243
      Net unrealized appreciation in value of
       investment securities,
        financial futures contracts, and option
       contracts (Note A)                                763,121
                                                    -------------
NET ASSETS at value                                 $131,093,031
                                                    -------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                     8,229,746
                                                    -------------
NET ASSET VALUE, offering and redemption price per
  share                                                   $15.93
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Guardian Portfolio

                                                       For the
                                                         Year
                                                        Ended
                                                     DECEMBER 31,
                                                         2000
                                                     ------------
INVESTMENT INCOME
    Income:
      Interest income                                $   697,442
      Dividend income                                  1,204,758
      Foreign taxes withheld (Note A)                     (8,378)
                                                     ------------
        Total income                                   1,893,822
                                                     ------------
    Expenses:
      Investment management fee (Note B)                 661,546
      Administration fee (Note B)                        360,810
      Custodian fees (Note B)                             81,138
      Shareholder reports                                 43,020
      Reimbursement of expenses previously assumed
       by administrator (Note B)                          12,486
      Amortization of deferred organization and
       initial offering expenses (Note A)                 12,070
      Legal fees                                          11,213
      Trustees' fees and expenses                          9,757
      Auditing fees                                        6,671
      Miscellaneous                                        4,722
                                                     ------------
        Total expenses                                 1,203,433
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                          (111)
                                                     ------------
        Total net expenses                             1,203,322
                                                     ------------
        Net investment income                            690,500
                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
     sold                                             12,574,888
    Net realized loss on financial futures
     contracts (Note A)                               (1,147,963)
    Net realized loss on option contracts
     (Note A)                                         (2,369,460)
    Change in net unrealized appreciation
     (depreciation) of investment securities,
      financial futures contracts, and option
     contracts (Note A)                              (10,360,137)
                                                     ------------
        Net loss on investments                       (1,302,672)
                                                     ------------
        Net decrease in net assets resulting from
        operations                                   $  (612,172)
                                                     ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Guardian Portfolio

                                                     Year
                                                    Ended
                                                 DECEMBER 31,
                                              2000          1999
                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $    690,500  $    667,166
    Net realized gain on investments         9,057,465     4,804,098
    Change in net unrealized
     appreciation (depreciation) of
     investments                           (10,360,137)    6,942,689
                                          --------------------------
    Net increase (decrease) in net
     assets resulting from operations         (612,172)   12,413,953
                                          --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                     (639,155)     (320,622)
                                          --------------------------
FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold               76,812,824   100,058,922
    Proceeds from reinvestment of
     dividends                                 639,155       320,622
    Payments for shares redeemed           (66,158,688)  (65,533,795)
                                          --------------------------
    Net increase from Fund share
     transactions                           11,293,291    34,845,749
                                          --------------------------
NET INCREASE IN NET ASSETS                  10,041,964    46,939,080
NET ASSETS:
    Beginning of year                      121,051,067    74,111,987
                                          --------------------------
    End of year                           $131,093,031  $121,051,067
                                          --------------------------
    Accumulated undistributed net
     investment income at end of year     $    687,271  $    635,926
                                          --------------------------

NUMBER OF FUND SHARES:
    Sold                                     4,716,317     6,637,292
    Issued on reinvestment of dividends         44,202        22,951
    Redeemed                                (4,169,541)   (4,375,568)
                                          --------------------------
    Net increase in shares outstanding         590,978     2,284,675
                                          --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Guardian Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Guardian Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Guardian Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Guardian Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Guardian Investments.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
5) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences

Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Guardian Portfolio
   in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

6) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7) ORGANIZATION EXPENSES: Organization expenses incurred by the Fund are being amortized on a straight-line basis over a five-year period. At December 31, 2000, the unamortized balance of such expenses amounted to $3,456.

8) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.

9) CALL OPTIONS: Premiums received by the Fund upon writing a covered call option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. The Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

   Summary of option transactions for the year ended December 31, 2000:

                                                                           VALUE
                                                                            WHEN
                                                               NUMBER     WRITTEN
-----------------------------------------------------------------------------------
CONTRACTS OUTSTANDING 12/31/99                                    850    $  461,958

CONTRACTS WRITTEN                                                 892     1,308,006

CONTRACTS EXPIRED                                                   0             0

CONTRACTS EXERCISED                                               (70)      (33,708)

CONTRACTS CLOSED                                               (1,392)   (1,650,599)
                                                              ---------------------
CONTRACTS OUTSTANDING 12/31/00                                    280    $   85,657
                                                              ---------------------

10) FINANCIAL FUTURES CONTRACTS: The Fund may buy and sell financial futures contracts to hedge against a possible decline in the value of the Fund's securities and/or for purposes of managing cash flow. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Guardian Portfolio

       Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.
       For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.
       At December 31, 2000, open positions in financial futures contracts were as follows:

                                                                                                   UNREALIZED
EXPIRATION                                                        OPEN CONTRACTS       POSITION   DEPRECIATION
--------------------------------------------------------------------------------------------------------------
March 2001                                                    42 S&P 500 Futures       Long         $346,450

       At December 31, 2000, the Fund had deposited $775,000 Fannie Mae, Discount Notes, 6.205% & 6.23%, due 3/15/01 and $754,000 Freddie Mac,
       Discount Notes, 6.14% & 6.15%, due 3/22/01, in a segregated account to cover margin requirements on open financial futures contracts.
11) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. At December 31, 2000, the value of the securities loaned and the value of the collateral were $1,532,800 and $1,563,458, respectively.
12) REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Guardian Portfolio

13) INCOME RECOGNITION: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

NOTE B -- MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND
          OTHER TRANSACTIONS WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.
   The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   Management has contractually undertaken through April 30, 2001 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2000, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2004 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. For the year ended December 31, 2000, the Fund reimbursed Management $12,486 under this agreement. At December 31, 2000, the Fund has a remaining contingent liability to Management under the agreement of $31,786, not repaid through December 31, 2000.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.
   The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $111.

Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Guardian Portfolio

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended December 31, 2000, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and option contracts) of $136,425,891 and $140,035,490, respectively.
   During the year ended December 31, 2000, brokerage commissions on securities transactions amounted to $289,783, of which Neuberger received $165,263, and other brokers received $124,520.

NOTE D -- LINE OF CREDIT:
   At December 31, 2000, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2000, nor had the Fund utilized this line of credit at any time prior to that date.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Guardian Portfolio(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.(2)

                                                                                Period from
                                                                           November 3, 1997(3) to
                                              Year Ended December 31,           December 31,
                                              2000      1999      1998              1997
                                             ----------------------------------------------------
Net Asset Value, Beginning of Year           $15.85    $13.84    $10.52            $10.00
                                             ----------------------------------------------------
Income From Investment Operations
    Net Investment Income                       .09       .09       .11               .01
    Net Gains or Losses on Securities
   (both realized and unrealized)               .08(4)   1.97      3.22(4)            .51
                                             ----------------------------------------------------
      Total From Investment Operations          .17      2.06      3.33               .52
                                             ----------------------------------------------------
Less Distributions
    Dividends (from net investment
 income)                                       (.09)     (.05)     (.01)               --
                                             ----------------------------------------------------
Net Asset Value, End of Year                 $15.93    $15.85    $13.84            $10.52
                                             ----------------------------------------------------
Total Return(5)                               +1.13%   +14.93%   +31.67%            +5.20%(6)
                                             ----------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
 millions)                                   $131.1    $121.1     $74.1              $0.6
                                             ----------------------------------------------------
    Ratio of Gross Expenses to Average
 Net Assets(7)                                 1.00%     1.00%     1.00%             1.06%(8)
                                             ----------------------------------------------------
    Ratio of Net Expenses to Average Net
 Assets(9)                                     1.00%     1.00%     1.00%             1.00%(8)
                                             ----------------------------------------------------
    Ratio of Net Investment Income to
 Average Net Assets                             .57%      .61%      .80%              .98%(8)
                                             ----------------------------------------------------
    Portfolio Turnover Rate                     124%      107%      197%               12%
                                             ----------------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Guardian Portfolio
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Guardian Investment's income and expenses under the prior master/feeder fund structure.
2) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
3) The date investment operations commenced.
4) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
5) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
6) Not annualized.
7) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
8) Annualized.
9) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                                  Period from
                                                               Year Ended     November 3, 1997 to
                                                              December 31,        December 31,
                                                                  1998                1997
--------------------------------------------------------------------------------------------------
NET EXPENSES                                                      1.14%              30.06%

   Had the Fund not reimbursed Management, the annualized ratios of net expenses to average net assets would have been:

                                                                    Year Ended December 31,
                                                                  2000               1999
-------------------------------------------------------------------------------------------------
NET EXPENSES                                                       .99%               .98%

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Guardian Portfolio

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guardian Portfolio of Neuberger Berman Advisers Management Trust at
December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 1, 2001